UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 9, 2013
MANNATECH, INCORPORATED
(Exact Name of Registrant as Specified in its Charter)
Texas	000-24657	75-2508900
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 S. Royal Lane, Suite 200
Coppell, Texas 75019
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (972) 471-7400

(Former name or former address, if change since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the current Report on Form 8-K filed by Mannatech, Incorporated (the “Company”) on May 9, 2013 and is being filed as a result of the Company filing a press release to correct an error in a press release filed earlier in the day on May 9, 2013.

Item 2.02.	Results of Operations and Financial Condition.

On May 9, 2013, Mannatech, Incorporated issued a corrected press release announcing financial and operating results for the first quarter 2013. A copy of the corrected press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit
99.1*	Press release, dated May 9, 2013, entitled “Mannatech Reports First Quarter 2013 Financial Results.”

*Filed herewith.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MANNATECH, INCORPORATED
Dated: May 9, 2013	By:	/s/ S. Mark Nicholls
S. Mark Nicholls
Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit
99.1*	Press release, dated May 9, 2013, entitled “Mannatech Reports First Quarter 2013 Financial Results.”

*Filed herewith.